SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): October 18, 2004


                              GRILL CONCEPTS, INC.
               ---------------------------------------------------
               (Exact name of registrant as specified in Charter)


        Delaware                         0-23226                13-3319172
--------------------------------    ------------------     --------------------
(State or other jurisdiction of        (Commission            (IRS Employer
 incorporation or organization)          File No.)          Identification No.)


                       11661 San Vicente Blvd., Suite 404
                          Los Angeles, California 90049
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               (Address of Principal Executive Offices)(Zip Code)


                                  310-820-5559
                            -------------------------
                            (Issuer Telephone number)


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 4.01.  Changes  in  Registrant's  Certifying  Accountants.

On October 18, 2004, Grill Concepts, Inc. (the "Company") dismissed PricewaterhouseCoopers LLP ("PWC") as the Company's independent registered public accounting firm. On the same date, the Company appointed Moss Adams LLP ("Moss Adams") as the Company's new independent registered public accounting firm.

The decision to dismiss PWC and appoint Moss Adams was recommended and approved by the Company's audit committee and board of directors.

PWC's reports on the financial statements for the years ended December 28, 2003 and December 29, 2002 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principle.

During the Company's two most recent fiscal years and through October 18, 2004, there were no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s) if not resolved to the satisfaction of PWC, would have caused PWC to make reference to the subject matter of the disagreement(s) in connection with its reports or the financial statements for such years.

During the Company's two most recent fiscal years and through October 18,2004 there have been no reportable events of the type required to be disclosed by
Item 304(a)(1)(v) of Regulation S-K, with the exception of the following:

PwC advised the Company that there were material weaknesses in the selection and application of accounting principles and policies that led to the restatements of the Company's financial statements in May and October of 2004. These included the accounting for the Company's stock option plan, the accounting for the Company's joint ventures including loss allocations, guarantees of returns and consolidation decisions, accounting for the reimbursement of certain costs under management agreements and the accounting for certain equity awards. The material weaknesses are described in further detail in Item 9A of the Company's Form 10-K/A filed on October 15,2004

Prior to the engagement of Moss Adams, the Company did not consult with such firm regarding the application of accounting principles to a specific completed or contemplated transaction, or any matter that was either the subject of a disagreement or a reportable event. The Company also did not consult with Moss Adams regarding the type of audit opinion which might be rendered on the Company's financial statements and no oral or written report was provided by Moss Adams.

The Company has provided PWC with a copy of the disclosures above and has requested that PWC review the disclosure and furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements above and , if not, stating the respects in which it does not agree. Such letter is filed as an exhibit to this Report.


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Item 9.01.  Financial  Statements  and  Exhibits.

     (c)  Exhibits

          16.1 Letter from PricewaterhouseCoopers, LLP regarding change of certifying independent accountant.


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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         GRILL CONCEPTS, INC.

Dated:  October 18, 2004
                                      By:  /s/ Philip Gay
                                         ---------------------------------------
                                         Philip Gay
                                         Executive Vice President and
                                         Chief Financial Officer


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